EXHIBIT 10.9

Execution Version

April 4, 2006

Special Value Expansion Fund, LLC

Special Value Opportunities Fund, LLC

Tennenbaum Capital Partners, LLC, as Agent

2951 28th Street

Suite 1000

Santa Monica, CA 90405

Attn: José Feliciano

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of December 1, 2005, by and among Radnor Holdings Corporation (the “Company”), the Guarantors party thereto, Special Value Expansion Fund, LLC and Special Value Opportunities Fund, LLC (together, along with their direct and indirect transferees, the “Lenders”) and Tennenbaum Capital Partners, LLC (“TCP”), as Agent and Collateral Agent for the Lenders (the “Agent”) (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”). Reference is further made to Amendment No. 1 to Credit Agreement, dated as of the date hereof, by and among the Company, the Guarantors party thereto, the Lenders and the Agent (“Amendment No. 1”). Capitalized terms used but not defined herein have the meaning given them in the Credit Agreement.

1. Each of the Persons identified as a Management Shareholder on the signature pages hereto (each such person, a “Management Shareholder”) is a significant shareholder of the Company and, as such, will benefit by virtue of the financial accommodations to be extended to Company by the Agent and the Lenders pursuant to Amendment No. 1. The Company and each of the Management Shareholders hereby further understands and acknowledges that the Lenders and Agent would be unwilling to extend such financial accommodations in the absence of the covenants and agreements of the Company and the Management Shareholders herein.

2. At any time following the acceleration of the Tranche C Loans pursuant to Section 6(b) of the Credit Agreement, the Company and the Management Shareholders will, upon the written request of the Agent, take all Necessary Action to cause a majority of the Board of Directors of the Company to be designees of the Agent until the earlier of (i) such time as such acceleration is rescinded pursuant to Section 6(b) of the Credit Agreement and (ii) such time as the Company’s Obligations under the Credit Agreement in respect of the Tranche C Loans have been paid in full in cash or such other consideration as was acceptable to the Lenders. The provisions of this paragraph 2 shall expire upon payment in full in cash or such other consideration as is acceptable to the Lenders of the Tranche C Loans, including all interest thereon.

For purposes of this paragraph 2, “Necessary Action” means with respect to a specified result, all actions (to the extent such actions are permitted by law) necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Company’s Capital Stock, (ii) causing the adoption of shareholders’ resolutions or proxies with respect to the Company’s Capital Stock, (iii) causing members of the Board of Directors (to the extent such members were nominated or designated by the Person obligated to take such Necessary Action, and subject to any fiduciary duties that such members may have as directors of the Company) to act in a certain manner or causing them to be removed in the event that they fail to act in such a manner, (iv) executing agreements and instruments to effect such result and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

3. The Company and the Management Shareholders agree that, in the event any term or provision of the bylaws of the Company conflict with this Agreement, the bylaws shall control; provided that all parties hereto shall take all action reasonably necessary to amend the bylaws so that they shall not conflict, including voting in favor of such amendments thereto as shall be reasonably necessary to conform the bylaws to the provisions of this Agreement.

4. On or before September 30, 2006, the Company shall have appointed a Chief Operating Officer, which appointment shall have been approved by the Board of Directors of the Company.

5. Except as otherwise provided herein, none of the parties hereto nor their advisors shall refer to either the existence of this letter agreement unless given written approval to do so by the other parties hereto; provided, however, that notwithstanding the foregoing restriction, the parties hereto may disclose this letter agreement (a) to the extent required by law, and (b) to its employees and advisors on a need-to-know basis. In addition, TCP, Special Value Expansion Fund, LLC and Special Value Opportunities Fund, LLC may disclose this letter agreement to Persons that may elect to purchase, or take a participation in, a portion of the Loans. The parties hereto agree to inform all such persons who receive information concerning this letter agreement that such information and this letter agreement are confidential and may not be disclosed to any other person.

6. EACH OF THE PARTIES TO THIS LETTER AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LETTER AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LETTER AGREEMENT.

7. This letter agreement shall be governed by the internal laws of the State of New York, without regard to conflict of laws principles, except for applicable Federal law.

8. This letter agreement shall be binding upon any transferee of Capital Stock of the Company held by the Management Shareholders as though such transferee were a Management Shareholder signatory hereto. Prior to consummating any transfer of Capital Stock of the Company, the transferring Management Shareholder shall cause each prospective transferee thereof to execute and deliver to the Agent a written agreement to be bound hereby in form and substance reasonably satisfactory to the Agent. To the extent permitted by applicable law, any assignment of rights and obligations in violation of this paragraph 7 shall be null and void.

9. Each of the parties hereto hereby submits to the exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this letter agreement or the transactions contemplated hereby.

10. This letter agreement may be executed in one or more counterparts, each of which shall be considered one and the same agreement.

If the foregoing correctly sets forth our understanding, please so indicate by signing this Letter Agreement and returning it to the undersigned.

Sincerely,

COMPANY:

RADNOR HOLDINGS CORPORATION

By:	/s/ Michael T. Kennedy
Name:	Michael T. Kennedy
Title:	President and CEO

Address for Notices:

Radnor Financial Centre, Suite 300
150 Radnor-Chester Road, Radnor, PA 19087
Attn: Michael T. Kennedy
Fax: (610) 995-2697

[Signature Page to Side Letter]

MANAGEMENT SHAREHOLDERS:

MICHAEL T. KENNEDY

/s/ Michael T. Kennedy

Address for Notices:

c/o Radnor Holdings Corporation
Radnor Financial Centre, Suite 300
150 Radnor-Chester Road, Radnor, PA 19087
Attn: Michael T. Kennedy
Fax: (610) 995-2697

R. RADCLIFFE HASTINGS

/s/ R. Radcliffe Hastings

Address for Notices:

c/o Radnor Holdings Corporation
Radnor Financial Centre, Suite 300
150 Radnor-Chester Road, Radnor, PA 19087
Attn: Michael T. Kennedy
Fax: (610) 995-2697

[Signature Page to Side Letter]

AGENT:

TENNENBAUM CAPITAL PARTNERS, LLC

By:	/s/ José Feliciano
Name:	José Feliciano
Title:	Partner

Address for Notices:

2951 28th Street, Suite 1000
Santa Monica, CA 90405
Attn: General Counsel
Fax: (310) 899-4967

[Signature Page to Side Letter]

LENDERS:

SPECIAL VALUE EXPANSION FUND, LLC

By:	/s/ José Feliciano
Name:	José Feliciano
Title:	Authorized Signatory

Address for Notices:

2951 28th Street, Suite 1000
Santa Monica, CA 90405
Attn: General Counsel
Fax: (310) 899-4967

SPECIAL VALUE OPPORTUNITIES FUND, LLC

By:	/s/ José Feliciano
Name:	José Feliciano
Title:	Authorized Signatory

Address for Notices:

2951 28th Street, Suite 1000
Santa Monica, CA 90405
Attn: General Counsel
Fax: (310) 899-4967

[Signature Page to Side Letter]